Exhibit 99.1

3 rd Quarter 2016 Investor Presentation

Forward Looking Statements

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: "believe", "expect", "anticipate", "intend", "plan", "estimate", or words of similar meaning, or future or conditional terms such as "will", "would", "should", "could", "may", "likely", "probably", or "possibly." Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) the low interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; or (8) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made.

As used in this report, unless the context otherwise requires, the terms "we," "our," "us," or the "Company" refer to Home Bancorp, Inc. and the term the "Bank" refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank.

For a more detailed description of the factors that may affect Home Bancorp's operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2015. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com.

Non-GAAP Information

This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this news release, information is included which excludes acquired loans, intangible assets, impact of the gain on the sale of a banking center and the impact of merger-related expenses. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company's financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies.

Home Bancorp, Inc.
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Our Company 3 • Headquartered in Lafayette, Louisiana – Bank founded in 1908 • IPO completed in October 2008 • Ticker symbol: HBCP (NASDAQ Global) • Market Cap = $247MM as of November 23, 2016 • Added to Russell 3000 Index in 2016 • Assets = $ 1.5 billion as of September 30, 2016 • Acquisition of Bank of New Orleans completed on September 15, 2015 • Ownership (SNL as of 11/23/16): – Institutional = 42% – Insider/ESOP = 22%

Disciplined Acquirer Since IPO 4 193% asset increase CAGR = 14.9% Statewide Bank • March 2010 • FDIC - a ssisted • Assets - $199MM Britton & Koontz Bank • February 2014 • Assets - $301MM • Cash @ 88% of BV Guaranty Savings Bank • July 2011 • Assets - $257MM • Cash @ 95% of BV Bank of New Orleans • September 2015 • Assets - $346MM • Cash @ 126% of BV

Tangible Common Equity Ratio (1) 5 Peers = BHCs $1 - $3 billion in assets. Peer data as of 9/30/2016. Source: SNL.com (1) Non - GAAP ratio (see tables 3 & 4 in appendix)

Improving Shareholder Returns 6 Paid First Dividend – 4Q 2014

Total Return Since 2008 7 Source: SNL. Data as of 11/23/2016

Quarterly Results 8 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 GAAP Basis: Reported Net Income ($000’s) $2,899 $3,963 $3,350 $4,016 $4,360 Diluted EPS $0.41 $0.56 $0.47 $0.57 $0.61 ROA 0.90% 1.02% 0.87% 1.04% 1.14% ROE 7.2% 9.7% 8.0% 9.4% 9.9% Efficiency Ratio 66.9% 63.4% 67.5% 62.4% 59.0% Ending Per Share Stock Price $25.79 $25.98 $26.81 $27.47 $28.00 Non - GAAP Basis: Adjusted Net Income ($000’s) (1) $3,426 $4,370 $3,748 $3,743 $4,360 Adjusted EPS - Diluted (1) $0.49 $0.62 $0.53 $0.53 $0.61 Adjusted ROA (1) 1.07% 1.13% 0.97% 0.97% 1.14% Adjusted ROE (1) 8.5% 10.7% 8.9% 8.7% 9.9% Adjusted Efficiency Ratio (1) 63.1% 60.3% 64.1% 63.4% 59.0% (1) Excludes gain on asset sales and merger - related expenses (see Table 1 in appendix)

Effective Balance Sheet Management (% of assets) 9 2008 2009 2010 2011 2012 2013 2014 2015 3Q 2016 Cash and Equivalents 9% 5% 6% 4% 4% 4% 3% 2% 2% Investments 22% 23% 18% 16% 17% 16% 15% 12% 12% Total Loans, net (1) 63% 64% 63% 69% 70% 71% 74% 78% 79% Other Assets 6% 8% 13% 11% 9% 9% 8% 8% 7% Non Maturity Deposits 38% 41% 47% 46% 54% 56% 63% 62% 62% CDs 29% 30% 32% 30% 26% 19% 18% 18% 17% Borrowings and Other Liabilities 9% 4% 2% 10% 5% 11% 6% 9% 10% Shareholders’ Equity 24% 25% 19% 14% 15% 14% 13% 11% 11% • Steady organic loan growth • Relatively small investment portfolio • Core deposit growth has offset capital deployment (1) Excludes loans held for sale

Steady Organic Loan Growth (excludes acquisition accounting adjustments) 10 Originated Loan CAGR = 13%

11 In 2008, virtually 100% of loans were located in the Lafayette market. Loan Portfolio as of September 30, 2016 B alance: $1.2 billion 3 rd Q 2016 average yield = 5.11%

Energy Loans as of September 30, 2016 12 • No shared n ational credits • Unfunded loan commitments to energy companies = $8.4MM • Energy ALLL = 3.3% CRE $14,505 42% 1.2% Construction and Land 406 1% 0.0% Total Real Estate $14,911 43% 1.2% Equipment $6,623 19% 0.5% Marine Vessels 6,332 18% 0.5% Accounts Receivable 4,562 13% 0.4% Unsecured 967 3% 0.1% Other 1,375 4% 0.1% Total C&I $19,859 57% 1.6% Total Energy Loans $34,770 100% 2.8% Balance in ($000's) % 0f Energy Loans % 0f Total Loans Loans Outstanding

Non Performing Assets / Assets • Originated NPAs historically low • Aggressively reducing acquired NPAs • Credit discounts on acquired loans • 2016 increase due to three organic relationships 13 Peers = BHCs $1 - $3 billion in assets. Peer data as of 9/30/2016. Source: snl.com

14 Credit Quality • Over past 18 months, increased ALLL on originated loans due primarily to the potential direct and indirect impact of continued low energy prices • ALLL does not include credit discounts on acquired loans (dollars in thousands) 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Beginning Balance $7,760 $8,272 $8,466 $8,932 $9,547 $10,397 $11,447 Provision 538 295 568 670 850 1,050 800 Charge offs -59 -174 -144 -185 -106 -80 -63 Recoveries 33 73 42 130 106 80 9 Ending Balance $8,272 $8,466 $8,932 $9,547 $10,397 $11,447 $12,193 Originated $26 -$8 $60 $41 $94 $0 $54 Acquired 0 109 42 14 -94 0 0 Net Charge Offs $26 $101 $102 $55 $0 $0 $54 0.02% Change in Allowance for Loan Losses 0.00% Annualized Net Charge Offs 0.01% 0.04% 0.04% 0.02% 0.00%

Commercial Real Estate Portfolio as of September 30, 2016 15 Balance: $ 422 million

C&I Portfolio as of September 30, 2016 16 Balance: $139 million

Construction and Land Portfolio as of September 30, 2016 17 Balance: $135 million

1 - 4 Family First Mortgage Portfolio as of September 30, 2016 • Acquisition of BNO increased mortgage portfolio: – $233MM and 26% of total loans as of 2Q 2015 – $353MM and 29% of total loans as of 3Q 2016 • 83% of acquired BNO mortgage loans still held are 10 and 15 yr fixed mortgages and ARMs • Limited exposure to 30 year fixed - rate mortgages – $48MM, or 4%, of total loans as of 3Q 2016 18 B alance: $353 million

• $184 MM, or 12% of Assets • 1.8 Year Effective Duration • 2.13% TE yield in 3 rd Q 2016 • 18% of investments are variable rate 19 Investment Portfolio as of September 30, 2016 Current +100 +200 +300 Market Value / Book 1.5% -0.8% -3.7% -6.7% Avg Life / Reprice Term 2.5 3.1 3.3 3.6 Avg Life 3.2 3.8 4.0 4.4

Deposit Mix 20 • 3 Q 2016 average cost on interest - bearing deposits = 0.39% • No non - relationship brokered deposits • Loan/Deposit ratio increased from 89% (2Q 2015) to 101% (3Q 2016) mostly due to acquired BNO loans and deposits

Net Interest Margin (TE) 21 Outperformed peers by 81 basis points Peers = BHCs $1 - $3 billion in assets. Peer data as of 9/30/2016. Source: snl.com

Net Interest Margin Drivers • Favorable asset mix – Gross Loans = 80% of assets (81 st percentile) – Investments = 12% of assets (28 th percentile) • Average Loan yield of 5.15% (82 nd percentile) – Loan discount accretion – Higher level of construction loans 22 • Maintained lower costs than peers even after capital was deployed • Slight increase in COF due to LT borrowings from FHLB • Favorable funding mix – Strong non interest deposits, 19% of assets (61 st percentile) – Reduced CD funding 71 basis point spread 8 basis point spread Peer rankings = BHCs $1 - $3 billion in assets. Peer data as of 9/30/2016 . Source: SNL.com

Non - Interest Income • Deposit product redesign complete; Full rollout in mid 2017 • Recently changed mortgage sales reporting to ensure greater alignment • Expanded brokerage team in 2016 23 September 2016 YTD Composition (1) Lagged peers by 17 basis points (1) Excludes one time gain on asset sale in 2Q 2016 (see Table 1 in appendix) Peers = BHCs $1 - $3 billion in assets. Peer data as of 9/30/2016 . Source: SNL.com

Non - Interest Expense • Significant efficiencies obtained through B&K and BNO acquisitions • Converted BNO systems in 1Q 2016 • 2 branch closures related to BNO acquisition • Infrastructure built for continued growth 24 September 2016 YTD Composition (1) Lagged peers by 14 basis points (1) Excludes merger - related costs (see Table 1 and 2 in appendix) Peers = BHCs $1 - $3 billion in assets. Peer data as of 9/30/2016 . Source: SNL.com

Interest Rate Risk as of September 30, 2016 Change in Interest Rates (1) % Change in NII at 9/30/16 (2) +100 0.1% +200 0.0% +300 - 0.5% 25 1) Assumes an instantaneous and parallel shift in interest rates. 2) The actual impact of changes in interest rates will depend on many factors including but not limited to: the Company’s ability to maintain desired mix of interest - earning assets and interest - bearing liabilities, actual timing of asset and liability repricing, and competitor reaction to deposit and loan pricing. • Rate shifts have minimal impact to NII • Low beta deposit growth • Long - term FHLB advances offset interest rate risk from acquired BNO balance sheet

Share Information 26 4Q 2015 1Q 2016 2Q 2016 3Q 2016 12 Months Diluted EPS (GAAP) $0.56 $0.47 $0.57 $0.61 $2.21 Adjusted Diluted EPS (Non - GAAP) (1) $0.62 $0.53 $0.53 $0.61 $2.29 Ending Share Price $25.98 $26.81 $27.47 $28.00 Dividend Yield 1.2% 1.3% 1.5% 1.7% P/ BV 114% 115% 116% 116% P/TBV (2) 126% 126% 125% 125% Home Bancorp Price / Earnings Share price as of 11/23/2016 $33.75 Next 4 quarters median analyst earnings estimate (adjusted) $2.33 Forward P/E based on average estimates 14.5x (1) Excludes one - time gains and merger - related costs (see Table 1 in appendix) (2) Non - GAAP ratio (see Table 3 in appendix)

Capital Deployment Strategy • Acquisitions – Prior acquisitions have been cash transactions • Immediate ROE and EPS Impact (excluding merger costs) • Steady Organic Loan Growth • Cash Dividends – Announced company’s first dividend ($0.07/share) in 4Q 2014 – Raised dividend to $0.12/share in 3Q 2016 • Share Repurchases – New share repurchase program approved in 2Q 2016. The Company may purchase up to 365,000 shares under this plan. 27

Investment Perspective • Consistently superior organic asset quality • Deep customer relationships – 108 years • EPS - focused acquirer; experienced deal team • Strong capital base – Disciplined deployment – Well positioned for additional acquisitions • Low direct energy exposure 28

Executive Leadership 29 Jason Freyou, Chief Operations Officer Joined Home Bank in 2015. Previously served as Chief Operations Officer for Teche Federal Bank. Darren Guidry, Chief Credit Officer Joined Home Bank in 1993. Previously served as Chief Lending Officer. Scott Ridley, Chief Banking Officer Joined Home Bank in 2013. Previously served as Group Executive for Louisiana Business Banking for Capital One Bank. Joseph Zanco, Chief Financial Officer Joined Home Bank in 2008. Previously served as Corporate Controller and Principal Accounting Officer for Iberiabank. John Bordelon, President and Chief Executive Officer Has led Home Bank since 1993. Previously served in various management and other positions since joining the Bank in 1981 . Former Chairman of the following organizations: Greater Lafayette Chamber of Commerce , University of Louisiana Alumni Association, Community Bankers of Louisiana, and Ragin Cajun Athletic Foundation

Appendix

Non-GAAP Reconciliation

TABLE 1

(dollars in thousands)		3Q 2015		4Q 2015		1Q 2016		2Q 2016		3Q 2016
Reported non-interest expense	$	10,522	$	11,553	$	12,341	$	11,856	$	10,643
Less: Merger-related expenses		593		563		613		214		-
Non-GAAP non-interest expense	$	9,929	$	10,990	$	11,728	$	11,642	$	10,643
Reported non-interest income	$	2,197	$	2,455	$	2,567	$	3,448	$	2,515
Less: Gain on sale of assets		-		-		-		641		-
Non-GAAP non-interest income	$	2,197	$	2,455	$	2,567	$	2,807	$	2,515
Reported Net Income	$	2,899	$	3,963	$	3,350	$	4,016	$	4,360
Less: Gain on sale of assets, net tax		-		-		-		416		-
Add: Merger-related expenses, net tax		527		407		398		143		-
Non-GAAP Net Income	$	3,426	$	4,370	$	3,748	$	3,743	$	4,360
Diluted EPS	$	0.41	$	0.56	$	0.47	$	0.57	$	0.61
Less: Gain on sale of assets		-		-		-		0.06		-
Add: Merger-related expenses		0.08		0.06		0.06		0.02		-
Non-GAAP Diluted EPS	$	0.49	$	0.62	$	0.53	$	0.53	$	0.61
ROA (GAAP)		0.90%		1.02%		0.87%		1.04%		1.14%
Effect of sale of assets and merger related expenses		0.17%		0.11%		0.10%		-0.07%		0.00%
Non-GAAP ROA		1.07%		1.13%		0.97%		0.97%		1.14%
ROE (GAAP)		7.2%		9.7%		8.0%		9.4%		9.9%
Effect of sale of assets and merger related expenses		1.3%		1.0%		0.9%		-0.7%		0.0%
Non-GAAP ROE		8.5%		10.7%		8.9%		8.7%		9.9%
Efficiency Ratio (GAAP)		66.9%		63.4%		67.5%		62.4%		59.0%
Effect of sale of assets and merger related expenses		-3.8%		-3.1%		-3.4%		1.0%		0.0%
Non-GAAP Efficeiency Ratio		63.1%		60.3%		64.1%		63.4%		59.0%

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Appendix

Non-GAAP Reconciliation

TABLE 2

(dollars in thousands)	2010	2011	2012	2013	2014	2015	September 2016 YTD
Reported non-interest expense	$ 24,373	$ 31,002	$ 32,763	$ 33,205	$ 41,772	$ 42,022	$ 34,839
Less: Merger-related expenses	1,000	2,053	-	307	2,286	1,411	827
Non-GAAP noninterest expense	$ 23,373	$ 28,949	$ 32,763	$ 32,898	$ 39,486	$ 40,611	$ 34,012

TABLE 3

(dollars in thousands)	3Q 2015	4Q 2015	1Q 2016	2Q 2016	3Q 2016
Total Shareholders' Equity	$ 162,286	$ 165,046	$ 169,164	$ 173,567	$ 177,362
Less: Intangibles	15,911	15,304	15,119	13,524	12,956
Non-GAAP tangible shareholders' equity	$ 146,375	$ 149,742	$ 154,045	$ 160,043	$ 164,406
Total Assets	$ 1,557,910	$ 1,551,912	$ 1,544,121	$ 1,545,049	$ 1,549,542
Less: Intangibles	15,911	15,304	15,119	13,524	12,956
Non-GAAP tangible assets	$ 1,541,999	$ 1,536,608	$ 1,529,002	$ 1,531,525	$ 1,536,586

TABLE 4

As of December 31st (dollars in thousands)	2010	2011	2012	2013	2014	2015
Total Shareholders' Equity	$ 131,530	$ 134,285	$ 141,574	$ 141,910	$ 154,144	$ 165,046
Less: Intangibles	1,781	2,676	2,241	1,909	4,266	15,304
Non-GAAP tangible shareholders' equity	$ 129,749	$ 131,609	$ 139,333	$ 140,001	$ 149,878	$ 149,742
Total Assets	$ 700,423	$ 963,789	$ 962,926	$ 984,241	$ 1,221,415	$ 1,551,912
Less: Intangibles	1,781	2,676	2,241	1,909	4,266	15,304
Non-GAAP tangible assets	$ 698,642	$ 961,113	$ 960,685	$ 982,332	$ 1,217,149	$ 1,536,608

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